UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 31, 2020

MVC CAPITAL, INC.
(the "Fund")
(Exact name of registrant as specified in its charter)

DELAWARE, 814-00201, 943346760
(Jurisdiction of Incorporation) (Commission File Number) (IRS Employer Identification Number)

287 Bowman Avenue
2nd Floor
Purchase, NY 10577
(Address of registrant's principal executive office)

914-701-0310
(Registrant's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MVC	New York Stock Exchange
Senior Notes	MVCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously disclosed, MVC Capital, Inc. (the “Fund”) is party to a one-year $25 million revolving credit facility (the “Credit Facility”), dated as of July 31, 2013, with Branch Banking and Trust Company (“BB&T”).

On August 31, 2020, the Fund and Truist Bank (formerly known as Branch Banking and Trust Company) entered into the Fourteenth Amendment to the Secured Revolving Credit Agreement (the “Amendment”).  Pursuant to the Amendment, the Fund and Truist Bank renewed the Credit Facility and amended the definition of “Termination Date” in Section 1.01 of the Credit Facility to mean the earlier to occur of (i) December 31, 2020, (ii) the effective date of the merger agreement between the Fund and Barings BDC, Inc., (iii) the date the Revolver Commitment (as defined in the Credit Facility) is terminated pursuant to Section 6.01 of the Credit Facility following the occurrence of an Event of Default (as defined in the Credit Facility), or (iv) the date the Fund terminates the Revolver Commitment (as defined in the Credit Facility) entirely pursuant to Section 2.09 of the Credit Facility.

Other than as noted above, terms of the Credit Facility remain substantially unchanged and borrowings under the Credit Facility continue to be secured by cash, short-term and long-term U.S. Treasury securities and other governmental agency securities.

As permitted by General Instruction B to the Form 8-K, this Current Report incorporates by reference the information contained in previously filed reports relating to the Credit Facility on Form 8-K filed on August 5, 2013, February 5, 2014, August 4, 2014, August 5, 2015, October 5, 2015, December 7, 2015, July 6, 2016, March 1, 2017, September 1, 2017, August 14, 2018 and August 30, 2019 and on Form 10-Q filed on June 9, 2020 (File No. 814-00201).

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVC CAPITAL, INC.

By:	/s/ Michael Tokarz
Michael Tokarz
Chairman

Dated: September 2, 2020